SUMMARY PROSPECTUS

Lord Abbett Global Allocation Fund

MAY 1, 2012

CLASS/TICKER
CLASS A	LAGEX	CLASS F	LAGFX	CLASS R2	LAGQX
CLASS B	LAGBX	CLASS I	LGEYX	CLASS R3	LARRX
CLASS C	LAGCX	CLASS P	N/A

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2012, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 54 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, and R3

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	0.25%(3)	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%

Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%

Acquired Fund Fees and Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Total Annual Fund Operating Expenses	1.61%(3)	2.36%	2.36%	1.46%	1.36%	1.81%	1.96%(3)	1.86%

Management Fee Waiver(4)	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%

Total Annual Fund Operating Expenses After Management Fee Waiver(4)	1.41%	2.16%	2.16%	1.26%	1.16%	1.61%	1.76%	1.66%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from May 1, 2012 through April 30, 2013, Lord Abbett has contractually agreed to waive 0.20% of its management fee. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

SUMMARY – GLOBAL ALLOCATION FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$710	$1,035	$1,383	$2,360	$710	$1,035	$1,383	$2,360

Class B Shares	$719	$1,017	$1,442	$2,494	$219	$717	$1,242	$2,494

Class C Shares	$319	$717	$1,242	$2,681	$219	$717	$1,242	$2,681

Class F Shares	$128	$442	$778	$1,729	$128	$442	$778	$1,729

Class I Shares	$118	$411	$726	$1,618	$118	$411	$726	$1,618

Class P Shares	$164	$550	$961	$2,110	$164	$550	$961	$2,110

Class R2 Shares	$179	$596	$1,039	$2,269	$179	$596	$1,039	$2,269

Class R3 Shares	$169	$565	$987	$2,163	$169	$565	$987	$2,163

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

This Fund is a “fund of funds” – meaning it pursues its investment objective by investing in other mutual funds. Under normal market conditions, the Fund allocates its assets primarily to equity and fixed income securities of corporate and governmental issuers located in North and South America, Europe, Australia, and the Far East, by investing in a weighted combination of other mutual funds managed by Lord, Abbett & Co. LLC (“Lord Abbett”) that hold such instruments. The Fund may emphasize its exposure to foreign (including emerging market) securities if Lord Abbett believes that such securities have the potential to outperform domestic securities. The Fund, through its investments in the underlying funds, will allocate its assets among various regions and at least three different countries, including the U.S.

The Fund’s investment exposure through the underlying funds primarily includes the following types of securities and other financial instruments:

•

Foreign (including emerging market) securities, such as (i) foreign securities traded outside of the U.S., (ii) securities of foreign companies that primarily are traded on a U.S. securities exchange, (iii) American Depositary Receipts (“ADRs”), which typically are issued by a U.S. financial institution (often a bank) and represent a specified number of shares issued by a foreign company, and (iv) securities that provide investment exposure to the currencies of emerging markets. The underlying funds also may invest in

SUMMARY – GLOBAL ALLOCATION FUND

securities issued by companies incorporated in or organized under the laws of jurisdictions outside of the U.S., or located in or conducting most of their business outside of the U.S. and/or denominated in a foreign currency, including emerging markets.

•

Equity securities of large, mid-sized, and small companies. Equity securities include common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth stocks of companies that the underlying fund’s portfolio management believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value stocks of companies that the underlying fund’s portfolio management believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types, including high yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, U.S. Government securities, convertible securities, senior loans, inflation-linked investments, and cash equivalents. The Fund’s fixed income investments may consist of securities that are rated below investment grade (commonly referred to as “high yield” or “junk” bonds).

•

Derivatives, including swaps, options, forwards, and futures, which the underlying fund may use to protect gains in the fund’s portfolio, hedge against certain risks, efficiently gain investment exposure, or seek to increase the underlying fund’s investment returns.

The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

SUMMARY – GLOBAL ALLOCATION FUND

The Fund’s investment exposure through the underlying funds primarily consists of investments in equity securities and fixed income securities of U.S. and foreign (including emerging market) issuers, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: The strategies used by the Fund’s portfolio management to allocate the Fund’s assets among the underlying funds, and the strategies used and securities selected by the underlying funds’ portfolio management, may fail to produce the intended result and the Fund may not achieve its objective. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Underlying Fund Risk: Because the Fund’s investments are concentrated in the underlying funds, the Fund’s performance is directly related to the performance of the underlying funds held by it and the Fund’s ability to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses.

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic, and social volatility, currency exchange fluctuations, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. These risks generally are greater for emerging market securities.

•

Emerging Markets Risk: Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the

SUMMARY – GLOBAL ALLOCATION FUND

case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Blend Style Risk: The Fund uses a “blend” strategy to invest in the underlying funds that employ both growth and value stocks, or in stocks with characteristics of both. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. Liquidity risk is the risk that there may be few available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

High-Yield Securities Risk: High-yield bonds are subject to increased credit and liquidity risks. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more

SUMMARY – GLOBAL ALLOCATION FUND

volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares to date.

The bar chart and table below shows changes in the performance of the Fund during periods when it operated under the name “Lord Abbett Global Equity Fund” and pursued an investment objective of long-term growth of capital and income consistent with reasonable risk by investing directly in equity securities of large domestic and foreign companies.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

SUMMARY – GLOBAL ALLOCATION FUND

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’09 +22.59%	Worst Quarter 4th Q ’08 -18.72%

*

The Fund implemented its current investment strategy effective July 1, 2008. The performance of the Fund for periods prior to July 1, 2008 is not representative of the Fund’s current investment strategy.

The table below shows how the average annual total returns of the Fund compare to the returns of securities indices and a group of mutual funds with similar investment objectives as the Fund. The Fund believes that the 40% MSCI EAFE Index with Gross Dividends/25% Russell 1000® Total Return Index/20% Barclays Capital U.S. Aggregate Bond Index/15% BofA Merrill Lynch High Yield Master II Constrained Index more closely reflects the Fund’s investment strategies than the MSCI World Index with Gross/Net Dividends and therefore will remove the MSCI World Index with Gross/Net Dividends from its next annual prospectus update. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 5.75%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, I, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

SUMMARY – GLOBAL ALLOCATION FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-12.28%	-1.14%	3.60%	–

After Taxes on Distributions	-12.81%	-2.16%	2.79%	–

After Taxes on Distributions and Sale of Fund Shares	-7.51%	-1.25%	2.89%	–

Class B Shares	-11.16%	-0.78%	3.69%	–

Class C Shares	-7.48%	-0.61%	3.53%	–

Class F Shares	-6.72%	–	–	-2.71%	9/28/2007

Class I Shares	-6.69%	0.36%	–	5.42%	10/19/2004

Class R2 Shares	-6.77%	–	–	0.48%	6/30/2008

Class R3 Shares	-7.10%	–	–	0.24%	6/30/2008

Index

40% MSCI EAFE Index with Gross Dividends/25% Russell 1000® Total Return Index/20% Barclays Capital U.S. Aggregate Bond Index/15% BofA Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	-2.11%	1.07%	5.71%	5.25% -0.78% 1.40%	10/19/2004 9/28/2007 6/30/2008

MSCI World Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	-5.02%	-1.82%	4.15%	4.26% -4.74% -2.12%	10/19/2004 9/28/2007 6/30/2008

MSCI World Index with Net Dividends (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	-5.54%	-2.37%	3.62%	3.70% -5.28% -2.66%	10/19/2004 9/28/2007 6/30/2008

Lipper Average

Lipper Global Flexible Portfolio Average (reflects no deduction for sales charges or taxes)	-5.75%	1.00%	6.07%	5.69% -1.48% 0.26%	10/31/2004(1) 9/30/2007(2) 6/30/2008

(1)	Corresponds with Class I period shown.
(2)	Corresponds with Class F period shown.

SUMMARY – GLOBAL ALLOCATION FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since

Robert I. Gerber, Partner and Chief Investment Officer	2008

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General	$1,000/No minimum	No minimum	$1 million minimum

Retirement and Benefit Plans	No minimum	No minimum	No minimum

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A

SIMPLE IRAs	No minimum	N/A	N/A

Invest-A-Matic	$250/$50	N/A	N/A

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

SUMMARY – GLOBAL ALLOCATION FUND

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – GLOBAL ALLOCATION FUND

Investment Company Act File Number: 811-05476

00082886 LAGA-7SUM (5/12)